DYNEX

Sound Strategy. Unique Advantages.

www.dynexcapital.com
(NYSE: DX)

Dynex Capital, Inc. Investor Presentation June 15, 2011 Exhibit 99.1

Safe Harbor Statement
NOTE:
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995, including statements about projected future investment strategies and leverage ratios, financial performance, the projected impact of NOL carryforwards, future dividends paid to shareholders, and future investment opportunities and capital raising activities. The words
“will,” “believe,” “expect,” “forecast,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,”
“continue,” and similar expressions also identify forward-looking statements that are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Although these forward-looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, the Company’s actual results and timing of certain events could differ materially from those projected in or contemplated by these statements. Our forward-looking statements are subject to the following principal risks and uncertainties: our ability to find suitable reinvestment opportunities; changes in economic conditions; changes in interest rates and interest rate spreads; our investment portfolio performance particularly as it relates to cash flow, prepayment rates and credit performance; the cost and availability of financing; the cost and availability of new equity capital; changes in our use of leverage; the quality of performance of third-party servicer providers of our loans and loans underlying our securities; the level of defaults by borrowers on loans we have securitized; changes in our industry; increased competition; changes in government regulations affecting our business; government initiatives to support the U.S financial system and
U.S. housing and real estate markets; GSE reform or other government policies and actions; and an ownership shift under Section 382 of the Internal Revenue Code that impacts the use of our tax NOL carryforward. For additional information, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other reports filed with and furnished to the Securities and Exchange
Commission.

Our Guiding Principles
Our Core Values
Generate dividends for our shareholders
Manage leverage conservatively
Remain owner-operators
Maintain a culture of integrity and employ the highest ethical standards
Provide a strong risk-management culture
Focus on long-term shareholder value while preserving capital
Our Mission
Manage a successful public mortgage REIT with a focus on capital preservation and providing risk-adjusted returns reflective of a diversified, leveraged fixed income portfolio.

DX Snapshot
Company Highlights
Internally managed REIT commenced operations in 1988
Significant insider ownership and experienced management team
Diversified investment strategy in residential and commercial mortgage assets
Large NOL carryfoward for unique total return opportunity
Market Highlights
NYSE Stock Ticker DX
Shares Outstanding (6/10/2011) 40,343,159
Quarterly Dividend (2Q 2011) $0.27
Share Price (6/10/2011) $9.71
Price to Book (6/10/2011) 1.02
Market Capitalization (6/10/2011) $391.7 million

DX (+99.04%)
S&P 500 (+14.42%)
SNL U.S. Finance REIT (-37.71%)
Total Return (%)
150
100
50
0
-50
-100
Jul 2006
Jan 2007
Jul 2007
Jan 2008
Jul 2008
Jan 2009
Jul 2009
Jan 2010
Jul 2010
Jan 2011

Long Term Performance
Five Year Total Return
Source: SNL Financial.
(1) Based on beginning share price of $6.75 on 6/9/06 and ending share price of $9.72 on 6/9/11. Assumes reinvestment of dividends.
(2) SNL U.S. Finance REIT: Includes all publicly traded (NYSE, NASDAQ, OTC BB, Pink Sheets) Investment Companies with the following primary focuses: MBS REIT,
Mortgage REIT, and Specialty Finance REITs in SNL’s coverage universe.
(1) (2)

Management Team
Experienced team of professionals with a combined 80 years of experience managing mortgage REITs and mortgage portfolios
•
–
32 years of experience in the industry and 7 years at Dynex
– Chairman since 2003 and CEO since 2008
– Managing Member of Talkot Capital, LLC
– 16 years at Merrill Lynch and Salomon Brothers
• Byron L. Boston – Chief Investment Officer
–
27 years of experience in the industry with 3 years as CIO at Dynex
– 13 years managing levered multi-product portfolios at Freddie Mac and Sunset Financial Resources
– 11 years trading MBS on Wall Street
– 3 years Senior Corporate Lending Officer at Chemical Bank
• Stephen J. Benedetti – Chief Financial Officer and Chief Operating Officer
–
21 years of experience in the industry
– Employed at Dynex for 16 years in various treasury, risk management and financial reporting roles
– Managed Dynex from 2002 – 2007
– Began career at Deloitte & Touche
• Portfolio Management Team
–
4 member team with a collective 55 years of industry experience with broad and deep skill sets in both agency and non-agency investment strategies
Thomas B. Akin – Chairman and Chief Executive Officer

Diversified Investment Strategy
Diversified Investment Strategy that invests in a combination of Agency and non-Agency residential and commercial assets to maximize risk adjusted total return.
DURATION
Examples include:
- Short Duration Agency
ARMs
- Seasoned non-Agency
RMBS & CMBS
Target Strategy
Examples include:
- Floating Rate Mezzanine
Examples include:
- 30 year Agency MBS
Current Coupon
- Super  Senior  CMBS
Examples include:
- Credit Sensitive
- Securities Rated below BBB
Long Short
FUNDING:
•Prudent leverage
•Diversified counterparty profile to
avoid concentration risk
•Active maturity management to
ensure stable financing profile
Lower Credit Quality /
Short Duration
Lower Credit Quality /
Long Duration
Higher Credit Quality /
Short Duration
Higher Credit Quality /
Long Duration

Myriad of MREIT Risks
•
Interest Rate Risk –
net duration gap
•
Extension Risk –
limited duration extension is key
•
Credit Risk –
higher probability of repayment vs. higher yield
•
Leverage Risk –
liquidity of assets financed is key
•
Prepayment Risk –
most attractive theme over the past 3 years
•
Management Risk –
management and shareholder alignment
•
Regulatory Risk –
uncertainty around complex business model
•
Financing Risk –
most important risk

Investment Portfolio as of 3/31/11
A
2%
AA
1%
Below A
3%
AAA
94%
Seasoned
DX
RMBS/loans
3%
Agency MBS
82%
Other
CMBS/
RMBS
3%
Seasoned
DX
CMBS/loans
12%
• High quality portfolio of primarily Agency securities, as well as seasoned loans originated by
Dynex in 1990’s
• 94% AAA securities, 97% rated A or higher
• Relative to other diversified REITs Dynex maintains a higher credit quality portfolio
(1)  Percentages based on asset carrying basis.
Composition
(1)
Ratings
(1)

Credit Portfolio Comparisons
$101.43
$76.73
$-
$20
$40
$60
$80
$100
$120
DX Wgt Average of Other Hybrid
REITs
Average 2010 Year-End Portfolio Non-Agency Price
(1) Consists of the weighted average of dollar prices for non-Agency investments as of 12/31/10 for MFA, IVR, and TWO.
(1)

Interest Rate Risk
Change in Value from Change in Rates
Portfolio Value
(2)
Equity Value (3)
Ticker +50 +75 +100 +75 +100
AGENCY MBS
NLY 6.3 -1.80% -2.50% -15.8%
ANH 7.1 -2.60% -18.5%
HTS 6.1 -0.53% -1.75% -10.7%
AGNC 7.6 -0.40% -1.10% -8.4%
CYS 8.1 -2.14% -3.25% -26.3%
ARR 9.5 -0.79% -1.74% -16.5%
DIVERSIFIED MBS
DX 5.2 -0.50% -1.10% -5.7%
IVR 5.3 -0.56% -1.24% -6.6%
MFA 2.9 -0.54% -1.19% -3.5%
TWO 3.8 -0.20% -0.40% -2.0%
CIM 1.8 -2.50% -3.79% -6.8%
(1)  As disclosed in each company’s 10-Q for quarter ended March 31, 2011. Ratios are dependent on each company’s method of calculation.
(2)  As of March 31, 2011, as disclosed in each company’s 10-Q for quarter ended March 31, 2011.  Percentages are dependent on each company’s assumptions, as disclosed in their 10-Qs.
(3)  Unless the figure is otherwise disclosed in a company’s 10-Q for quarter ended March 31, 2011, equals estimated % decrease for the +75/+100 scenarios multiplied by estimated company leverage, and is meant to show the potential change in equity value for the corresponding change in rates.
Estimated
Company
Leverage (1)

Interest Rate Risk
as of March 31, 2011
Basis Point Change in Mortgage Spreads
Basis Point Change in
Interest Rates
-
50
-
25 0 +25 +50
+100
0.9% (0.2)% (1.1)% (2.1)% (3.1)%
+50
1.5% 0.5% (0.5)% (1.5)% (2.4)%
0 2.0% 1.0% – (1.0)% (1.9)%
-50 2.4% 1.4% 0.4% (0.6)% (1.6)%
-100 2.6% 1.6% 0.6% (0.4)% (1.3)%

Important Macro Themes
Multiple factors combining to depress economic activity
Fed funds rate at historic lows with a steep yield curve
Global risk remains high
Government policy/regulations to influence investment returns
Both GSE’s and U.S. government are reducing MBS holdings
Improved financing environment
Low volatility environment rewarding leveraged investment
strategies
Tighter credit standards have created more predictable
mortgage cash flows and better investment opportunities
Securitization markets are healing slowly but unevenly

Potential Return Profile for Prospective
Investments as of June 13, 2011
The above portfolio is for illustrative purposes only, does not represent actual or expected performance and should not be relied upon for any investment decision. The range of returns on equity is based on certain assumptions, including assumptions relating to asset allocation percentages and spreads where new mortgage assets can be acquired versus a current cost of funds to finance acquisitions of those assets.
Rates used represent a range of asset yields and financing costs based on data available as of the date referenced above. Any change in the assumed yields, financing costs or assumed leverage could materially alter the company’s returns. The performance results above do not include assumption for the deduction of investment advisory fees, expenses, or commissions. The performance results assume that no cash was added to or assets withdrawn from the portfolio and that all dividends, gains and other earnings in the portfolio were reinvested. There can be no assurance that asset yields or financing costs will remain at current levels. For a discussion of risks that may affect our ability to implement strategy and other factors which may affect our potential returns, please see the section entitled “Risk Factors” in our Annual
Report on Form 10-K for the year ended December 31, 2010.
Investment
Range of
Prices
Range of
yields
Range of net
spread to
funding
Range of
ROEs
Agency
RMBS 103-108 2.3%- 3.8% 1.3%-3.0% 13%-27%
CMBS 105-109 3.5%-4.0% 1.3%-2.3% 12%-20%
Non–Agency
‘AAA’ RMBS 90-102 3.6%-6.0% 2.6%-4.0% 14%-21%
‘AAA’ CMBS 100-105 4.8%-6.1% 2.0%-3.0% 15%-16%

Balance Sheet Overview
as of March 31, 2011
(1)  Associated financing for investments includes repurchase agreements, securitization financing issued to third parties and TALF financing (the latter two of which are presented on the Company’s balance sheet as “non-recourse collateralized financing”).
(2)  Includes hedging instruments, cash and cash equivalents, and other assets/other liabilities.
• 5.2x actual leverage
• Unsecuritized single family and commercial mortgage
loans
• Loans pledged to support repayment of securitization
bonds issued by the Company
• Originated in the mid 1990’s
• Principal balance of $15.7 mm
• 1Q 2011 weighted average annualized yield of 5.54%
• 71.9% “AAA” and “AA” rated
• Principal balance of $244.7 mm
• 1Q 2011 weighted average annualized yield of 5.96%
• ~78.3% “AAA” and “AA” rated
• Fixed rate agency CMBS
• $1,340.4 mm in Hybrid Agency ARMs
- Weighted average months-to-reset of 37 months
• $280.2 mm in Agency ARMs
- Weighted average months-to-reset of 6 months
Notes
5.5 – 6.5x
–
2 – 3x
4 – 5x
4 – 5x
7 – 8x
7 – 9x
Leverage
Target
$383.5 ($1,976.3) $2,359.8 Total
59.0 (21.2) 80.2 Other (2)
1.2 – 1.2
Other
investments
40.2 (103.2) 143.4
Securitized
mortgage loans
3.4 (11.5) 14.8
Non-Agency
RMBS
42.1 (208.3) 250.4
Non-Agency
CMBS
74.0 (175.1) 249.1 Agency CMBS
$163.6 ($1,457.0) $1,620.7 Agency RMBS
Allocated
Shareholders
’ Equity
Associated
Financing (1) /
Liability
Carrying
Basis
Asset
Carrying
Basis
• 5.2x actual leverage
• Unsecuritized single family and commercial mortgage
loans
• Loans pledged to support repayment of securitization
bonds issued by the Company
• Originated in the mid 1990’s
• Principal balance of $15.7 mm
• 1Q 2011 weighted average annualized yield of 5.54%
• 71.9% “AAA” and “AA” rated
• Principal balance of $244.7 mm
• 1Q 2011 weighted average annualized yield of 5.96%
• ~78.3% “AAA” and “AA” rated
• Fixed rate agency CMBS
• $1,340.4 mm in Hybrid Agency ARMs
- Weighted average months-to-reset of 37 months
• $280.2 mm in Agency ARMs
- Weighted average months-to-reset of 6 months
Notes
5.5 – 6.5x
–
2 – 3x
4 – 5x
4 – 5x
7 – 8x
7 – 9x
Leverage
Target
$383.5 ($1,976.3) $2,359.8 Total
59.0 (21.2) 80.2 Other (2)
1.2 – 1.2
Other
investments
40.2 (103.2) 143.4
Securitized
mortgage loans
3.4 (11.5) 14.8
Non-Agency
RMBS
42.1 (208.3) 250.4
Non-Agency
CMBS
74.0 (175.1) 249.1 Agency CMBS
$163.6 ($1,457.0) $1,620.7 Agency RMBS
Allocated
Shareholders
’ Equity
Associated
Financing (1) /
Liability
Carrying
Basis
Asset
Carrying
Basis
(Dollars in Millions)
_

Earnings – Paid and Retained
We Pay a Dividend AND Generate and Retain Earnings
(Utilizing our NOL) to Grow Book Value
($0.10)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Dividends Declared Excess Earnings Retained

Investment Portfolio Income and Spread
$ in thousands
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Net interest income after provision Net interest spread

Why Dynex
Excellent long term performance record
Strong and defensive balance sheet positioned to weather market volatility
Experienced management with a track record of disciplined capital deployment through multiple economic cycles
Alignment of interests with shareholders due to owner-operator structure
Complementary investment opportunities exist with attractive return profiles consistent with our investment philosophy
Opportunistic capital raises have increased shareholder value without significant book value dilution